Exhibit 99.1

Concur Announces Expected Results for the Second Quarter of Fiscal 2010

REDMOND, Wash., March 29, 2010 — Concur (Nasdaq: CNQR), the world’s leading provider of on-demand Employee Spend Management services, today announced expected financial results for its second fiscal quarter, ending March 31, 2010.

Expected Results

•	Concur expects revenue for the second quarter of fiscal 2010 to be $70 million or above.

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Concur expects diluted net income per share for the second quarter of fiscal 2010 to be $0.10 and non-GAAP diluted pre-tax income per share to be $0.28. Previously, Concur provided expectations for diluted net income per share for the second quarter of fiscal 2010 of $0.10 and non-GAAP diluted pre-tax income per share of $0.27.

Please refer to “About Concur’s Non-GAAP Financial Measures” below for an explanation of this non-GAAP financial measure and a reconciliation of this measure to its GAAP equivalent. These statements are based on current expectations and Concur does not undertake any duty to update them. These statements are forward-looking and inherently uncertain; actual results may differ materially as a result of the factors identified below, or other factors.

About Concur

Concur is the world’s leading provider of on-demand Employee Spend Management services. Trusted by thousands of organizations to reach millions of employees, Concur’s award-winning solutions streamline business travel and expense reporting, and improve invoice processing – delivering rapid ROI by helping companies increase efficiency, control employee spend and drive down operational costs. Learn more at www.concur.com.

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Investor Contact:

John Torrey, Concur, 425-497-5986, john.torrey@concur.com

Concur Technologies, Inc.

Reconciliation of GAAP to Non-GAAP Financial Measures

(Unaudited)

	Three Months Ended March 31,
	2010	2009
Non-GAAP diluted pre-tax income per share:
Diluted net income per share	$0.10	$0.13
Add back :
Share-based compensation	0.08	0.04
Amortization of intangible assets	0.03	0.03
Income tax expense	0.07	0.08

Non-GAAP diluted pre-tax income per share	$0.28	$0.28

Shares used in calculation of non-GAAP diluted pre-tax income per share:
(in thousands)	52,800	51,174

About Concur’s Non-GAAP Financial Measures

This release contains non-GAAP financial measures. The table above reconciles the non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with accounting principles generally accepted in the United States (“GAAP”).

Non-GAAP financial measures should not be considered as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP. Concur’s non-GAAP financial measures do not reflect a comprehensive system of accounting, and they differ from GAAP measures with similar names and from non-GAAP financial measures with the same or similar names that are used by other companies. We strongly urge investors and potential investors in our securities to review the reconciliation of our non-GAAP financial measures to the comparable GAAP financial measures that are included in this release, and our consolidated financial statements, including the notes thereto, and the other financial information contained in our periodic filings with the Securities and Exchange Commission and not to rely on any single financial measure to evaluate our business.

Concur’s management believes that its non-GAAP financial measures provide useful information to investors because it allows investors to view the business through the eyes of management. Further, Concur believes that its non-GAAP financial measures provide meaningful supplemental information regarding Concur’s operating results because they exclude amounts that Concur excludes as part of its monitoring of operating results and assessing the performance of the business. In addition, Concur believes that its non-GAAP financial measures facilitate the comparison of results for current periods and the business outlook for future periods with results of past periods because the measures provide a special focus on the underlying operating performance of the business relative to expectations.

Concur presents the following non-GAAP financial measure in this release: non-GAAP diluted pre-tax income per share. Concur excludes the following items as noted from this non-GAAP financial measure:

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Share-based compensation. Concur’s non-GAAP financial measures exclude share-based compensation, which consist of expenses for stock options and restricted stock units (“RSU”). Concur excludes these expenses from its non-GAAP financial measures primarily because they are non-cash expenses that it does not consider part of ongoing operating results when assessing the performance of our business, and the exclusion of these expenses facilitates the comparison of results and business outlook for future periods with results for prior periods.

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Amortization of intangible assets. In accordance with GAAP, operating expenses include amortization of software and other technology assets, other purchased intangible assets such as customer lists and covenants not to compete. Concur excludes these items from its non-GAAP financial measures because they are non-cash expenses that Concur does not consider part of ongoing operating results when assessing the performance of our business, and Concur believes that doing so facilitates comparisons to its historical operating results and to the results of other companies in our industry, which have their own unique acquisition histories.

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Income tax expense. Concur excludes this expense from certain non-GAAP financial measures primarily because it is largely a non-cash expense that Concur does not consider a meaningful component of our operating results when assessing the performance of our business, and the exclusion of this expense facilitates the comparison of our business outlook for future periods with results for prior periods, which did not include income tax expense.

Except as noted below, Concur believes that all of the following considerations apply to the non-GAAP financial measure that we present:

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Concur’s management uses non-GAAP diluted pre-tax income per share in internal reports used by management in monitoring and making decisions regarding Concur’s business. For example, this measure is used in monthly financial reports prepared for management, and in quarterly reports to Concur’s Board of Directors. Concur also uses non-GAAP diluted pre-tax income per share as a measure to determine executive cash incentive compensation, along with GAAP measures, such as revenue.

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Because share-based compensation, amortization of intangible assets and income tax expense are largely non-cash in nature, Concur believes that non-GAAP diluted pre-tax income per share provides a more focused view of the operations of its business. In particular, share-based compensation expense amounts are difficult to forecast, because the magnitude of the charges depends upon the volume and timing of stock option and RSU grants – which are unpredictable and can vary dramatically from period to period – and external factors such as interest rates and the trading price and volatility of Concur’s common stock. Excluding these amounts improves comparability of the performance of the business across periods.

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The principal limitation of Concur’s non-GAAP financial measures is that they exclude significant expenses that are required by GAAP to be recorded. In addition, non-GAAP financial measures are subject to inherent limitations because they reflect the exercise of judgments by management about which charges are excluded from the non-GAAP financial measures.

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To mitigate this limitation, Concur presents its non-GAAP financial measures in connection with its GAAP results, and recommends that investors do not give undue weight to its non-GAAP financial measures. Concur notes that the dilutive effect of outstanding stock options is reflected in fully-diluted shares outstanding used in calculating non-GAAP diluted pre-tax income per share.

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This press release contains forward-looking statements about Concur’s expected results for the current fiscal quarter, which are inherently uncertain. These forward-looking statements are based on Concur’s current expectations and involve many risks and uncertainties that could cause actual results to differ materially from current expectations. Factors that could cause or contribute to actual results differing from current expectations include, but are not limited to: adverse economic or market conditions, which may cause customers and prospects to delay or reduce purchases of our products and services; potential difficulties associated with strategic relationships and with development of new products and services; and uncertain market acceptance of recently-introduced or future products and services. Please refer to Concur’s public filings made with the Securities and Exchange Commission at www.sec.gov for additional and more detailed information on risk factors, including the risk factors contained in Concur’s Annual Report on Form 10-K for the fiscal year ended September 30, 2009, that could cause actual results to differ materially from current expectations. Concur assumes no obligation to update the forward-looking information contained in this press release.